UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): December 16, 2003

BARNWELL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-5103	72-0496921
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 2900, Honolulu, Hawaii		96813
(Address of Principal Executive Offices)		(Zip Code)

(808) 531-8400

(Registrant’s telephone number, including area code)

ITEM 5.  Other Events

Barnwell Industries, Inc. issued a press release on December 16, 2003 regarding the appointment of a new director and promotions, a copy of which is attached hereto as Exhibit 99.1.

Exhibit 99.1               Press Release dated December 16, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNWELL INDUSTRIES, INC.
(Registrant)

          /s/ Russell M. Gifford

Russell M. Gifford

Executive Vice President and

Chief Financial Officer

Date: December 16, 2003